Special Shareholder Meeting

Unaudited

On November 13, 2012, a Special Meeting of the Shareholders of John Hancock Funds III and each of its series, including John Hancock Global Shareholder Yield Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Funds III.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE
Independent Trustees
Charles L. Bardelis	657,515,396.49	7,284,346.35
Peter S. Burgess	657,435,609.53	7,364,133.30
William H. Cunningham	654,078,766.31	10,720,976.53
Grace K. Fey	657,602,863.91	7,196,878.92
Theron S. Hoffman	657,614,243.23	7,185,499.60
Deborah C. Jackson	657,542,023.74	7,257,719.09
Hassell H. McClellan	657,319,823.50	7,479,919.34
James M. Oates	656,971,552.43	7,828,190.40
Steven R. Pruchansky	657,559,900.72	7,239,842.11
Gregory A. Russo	658,072,539.03	6,727,203.80
Non-Independent Trustees
James R. Boyle	657,895,765.77	6,903,977.06
Craig Bromley	657,588,989.57	7,210,753.26
Warren A. Thomson	657,817,862.75	6,981,880.08

Special Shareholder Meeting

Unaudited

On November 13, 2012, a Special Meeting of the Shareholders of John Hancock Funds III and each of its series, including John Hancock International Allocation Portfolio, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Funds III.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE
Independent Trustees
Charles L. Bardelis	657,515,396.49	7,284,346.35
Peter S. Burgess	657,435,609.53	7,364,133.30
William H. Cunningham	654,078,766.31	10,720,976.53
Grace K. Fey	657,602,863.91	7,196,878.92
Theron S. Hoffman	657,614,243.23	7,185,499.60
Deborah C. Jackson	657,542,023.74	7,257,719.09
Hassell H. McClellan	657,319,823.50	7,479,919.34
James M. Oates	656,971,552.43	7,828,190.40
Steven R. Pruchansky	657,559,900.72	7,239,842.11
Gregory A. Russo	658,072,539.03	6,727,203.80
Non-Independent Trustees
James R. Boyle	657,895,765.77	6,903,977.06
Craig Bromley	657,588,989.57	7,210,753.26
Warren A. Thomson	657,817,862.75	6,981,880.08

Special Shareholder Meeting

Unaudited

On November 13, 2012, a Special Meeting of the Shareholders of John Hancock Funds III and each of its series, including John Hancock International Core Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Funds III.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE
Independent Trustees
Charles L. Bardelis	657,515,396.49	7,284,346.35
Peter S. Burgess	657,435,609.53	7,364,133.30
William H. Cunningham	654,078,766.31	10,720,976.53
Grace K. Fey	657,602,863.91	7,196,878.92
Theron S. Hoffman	657,614,243.23	7,185,499.60
Deborah C. Jackson	657,542,023.74	7,257,719.09
Hassell H. McClellan	657,319,823.50	7,479,919.34
James M. Oates	656,971,552.43	7,828,190.40
Steven R. Pruchansky	657,559,900.72	7,239,842.11
Gregory A. Russo	658,072,539.03	6,727,203.80
Non-Independent Trustees
James R. Boyle	657,895,765.77	6,903,977.06
Craig Bromley	657,588,989.57	7,210,753.26
Warren A. Thomson	657,817,862.75	6,981,880.08

Special Shareholder Meeting

Unaudited

On November 13, 2012, a Special Meeting of the Shareholders of John Hancock Funds III and each of its series, including John Hancock International Growth Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Funds III.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE
Independent Trustees
Charles L. Bardelis	657,515,396.49	7,284,346.35
Peter S. Burgess	657,435,609.53	7,364,133.30
William H. Cunningham	654,078,766.31	10,720,976.53
Grace K. Fey	657,602,863.91	7,196,878.92
Theron S. Hoffman	657,614,243.23	7,185,499.60
Deborah C. Jackson	657,542,023.74	7,257,719.09
Hassell H. McClellan	657,319,823.50	7,479,919.34
James M. Oates	656,971,552.43	7,828,190.40
Steven R. Pruchansky	657,559,900.72	7,239,842.11
Gregory A. Russo	658,072,539.03	6,727,203.80
Non-Independent Trustees
James R. Boyle	657,895,765.77	6,903,977.06
Craig Bromley	657,588,989.57	7,210,753.26
Warren A. Thomson	657,817,862.75	6,981,880.08